Exhibit (d)(1)(d)
JOHN HANCOCK FUNDS II
AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT
     AMENDMENT (the “Amendment”) made this 30th of December, 2009, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Funds II, a Massachusetts business trust (the “Trust”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	CHANGE IN APPENDIX A Appendix A is amended to add the advisory fee for the following portfolio: Emerging Markets Debt Fund (the “Portfolio”)

2.	EFFECTIVE DATE
          The Amendment shall become effective with respect to the Portfolio on the later of:
(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.
     John Hancock Funds II

By:	/s/ Hugh McHaffie
Hugh McHaffie
President
John Hancock Investment Management Services, LLC

By:	/s/ Bruce R. Speca
Bruce R. Speca
Executive Vice President

APPENDIX A
ADVISORY FEE SCHEDULES
     The Adviser shall serve as investment adviser for the Fund of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Fund, the fee computed separately for such Fund at an annual rate as follows (the “Adviser Fee”).
     The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust. It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Fund also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.
     The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Aggregate Net Assets Include the Net
Assets of the following funds in addition
Trust Portfolio	to the Trust Portfolio	Advisory Fee of the Trust Portfolio
Active Bond Fund	Active Bond Trust (JHT)	0.600% — at all asset levels.

All Cap Core Fund	All Cap Core Trust (JHT)	0.800% — first $500 million; and 0.750% — excess over $500 million.

All Cap Growth Fund	All Cap Growth Trust (JHT)	0.850% — first $500 million; 0.825% — between $500 million and $1 billion; and 0.800% — excess over $1 billion.

All Cap Value Fund	All Cap Value Trust (JHT)	0.850% — first $250 million; 0.800% — next $250 million; and 0.750% — excess over $500 million.

Alpha Opportunities Fund	Alpha Opportunities Trust (JHT)	1.025% — first $250 million; 1.00%— next $250 million; and 0.975% — excess over $500 million.

Alternative Asset Allocation Fund	N/A	See below

Blue Chip Growth Fund	Blue Chip Growth Trust (JHT)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Capital Appreciation Fund	Capital Appreciation Trust (JHT)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.

Core Allocation Plus Fund	Core Allocation Plus Trust (JHT)	0.915% — first $500 million; and 0.865% — excess over $500 million

Core Bond Fund	Core Bond Trust (JHT)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Diversified Growth & Income Portfolio	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the Core Diversified Growth & Income Trust, each a series of JHT and the Core Fundamental Holdings Fund, Core Global Diversification Fund and Core Diversified Growth & Income Fund, each a series of John Hancock Funds II)

Core Fundamental Holdings Portfolio	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the Core Diversified Growth & Income Trust, each a series of JHT and the Core Fundamental Holdings Fund, Core Global Diversification Fund and Core Diversified Growth & Income Fund, each a series of John Hancock Funds II)

Core Global Diversification Portfolio	See Next Column	0.050% — first $500 million and 0.040% — excess over $500 million.
(Aggregate Net Assets include the net assets of the American Fundamental Holdings Trust, the American Global Diversification Trust and the Core Diversified Growth & Income Trust, each a series of JHT and the Core Fundamental Holdings Fund, Core Global Diversification Fund and Core Diversified Growth & Income Fund, each a series of John Hancock Funds II)

Emerging Markets Value Fund	Emerging Markets Value Trust (JHT)	1.00% — first $100 million; 0.950% — excess over $100 million

Aggregate Net Assets Include the Net
Assets of the following funds in addition
Trust Portfolio	to the Trust Portfolio	Advisory Fee of the Trust Portfolio
Emerging Markets Debt Fund	Not applicable	0.725% — first $250 million; 0.700% — next $500 million; and 0.675% — excess over $750 million.

Equity-Income Fund	Equity-Income Trust (JHT)	0.825% — first $1 billion; and 0.800% — excess over $1 billion.

Financial Services Fund	Financial Services Trust (JHT)	0.850% — first $50 million; 0.800%— next $450 million; and 0.750% — excess over $500 million.

Floating Rate Income Fund	Floating Rate Income Trust (JHT)	0.700% — first $1.1 billion; 0.675% — next $0.90 billion; and 0.650% — excess over $2 billion.

Fundamental Value Fund	Fundamental Value Trust (JHT)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Global Fund	See next column	0.850% — first $1 billion; and 0.800% — excess over $1 billion.
(Aggregate Net Assets include the net assets of the Global Trust, a series of JHT, the Global Fund, a series of JFH II, the International Value Fund, a series of JHF II and the International Value Trust, a series of JHT).

Global Agribusiness Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Bond Fund	Global Bond Trust (JHT)	0.700% — at all asset levels.

Global High Yield Fund	N/A	0.825% — first $250 million; 0.790%— next $500 million; and 0.770% — excess over $750 million.

Global Infrastructure Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Real Estate Fund	N/A	0.950% — first $500 million; 0.925% — next $250 million; and 0.900% — excess over $750 million.

Global Timber Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

High Income Fund	High Income Trust (JHT)	0.725% — first $150 million; 0.675% — between $150 million and $500 million; 0.650% — between $500 million and $2.5 billion; and 0.600% — excess over $2.5 billion.

High Yield Fund	High Yield Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Income Fund	See next column	1.075% — first $50 million; 0.915% — between $50 million and $200 million; 0.825% — between $200 million and $500 million; 0.800% — excess over $500 million.

(Aggregate Net Assets include the net assets of the Income Fund, a series of JHF II, the Income Trust, a series of JHT, the International Value Fund, a series of JHF II, the International Value Trust, a series of JHT, the the International Small Cap Fund, a series of JHF II, the Global Trust, a series of JHT, the Global Fund, a series of JHF II and the Mutual Shares Trust, a series of JHT, the Mutual Shares Fund, a series of JHF II)

Index 500 Fund	500 Index Trust (JHT)	0.470% — first $500 million; and 0.460% — excess over $500 million

Aggregate Net Assets Include the Net
Assets of the following funds in addition
Trust Portfolio	to the Trust Portfolio	Advisory Fee of the Trust Portfolio
International Equity Index Fund	International Equity Index Trust A (JHT)	0.550% — first $100 million; and 0.530% — excess over $100 million.

International Opportunities Fund	International Opportunities Trust (JHT)	0.900% — first $750 million; 0.850% — between $750 million and $1.5 billion; and 0.800% — excess over $1.5 billion.

International Small Cap Fund	Not Applicable	1.050% — first $200 million; 0.950% — next $300 million; and 0.850% — excess over $500 million.

International Small Company Fund	International Small Company Trust (JHT)	1.000% — first $100 million; and 0.950% — excess over $100 million.

International Value Fund	See next colulmn	0.950% — first $200 million; 0.850% — next $300 million; and 0.800% — excess over $500 million.
(Aggregate Net Assets include the net assets of the International Value Trust and the Global Trust, series of JHT, and the International Value Fund and the Global Fund, series of JHF II.

Investment Quality Bond Fund	Investment Quality Bond Trust (JHT)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Large Cap Fund	Large Cap Trust (JHT)	0.780% — first $250 million; 0.730% — next $250 million; 0.680% — next $250 million; and 0.650% — excess over $750 million.

Large Cap Value Fund	Large Cap Value Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; 0.775% — next $500 million; 0.720% — next $500 million; and 0.700% — excess over $2 billion.

Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
(collectively, the “Lifecycle Portfolios”)
	Lifecycle Trusts (JHT)	See below

Lifestyle Aggressive Portfolio Lifestyle Balanced Portfolio Lifestyle Conservative Portfolio Lifestyle Growth Portfolio Lifestyle Moderate Portfolio (collectively, the “Lifestyle Portfolios”)	Lifestyle Aggressive Trust Lifestyle Balanced Trust Lifestyle Conservative Trust Lifestyle Growth Trust Lifestyle Moderate Trust (JHT) (collectively, the “Lifestyle Trusts”) (JHT)	See below

Mid Cap Index Fund	Mid Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Stock Fund	Mid Cap Stock Trust (JHT)	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Cap Value Equity Fund	Mid Cap Value Equity Trust (JHT)	0.875% — first $250 million; and 0.850% — next $250 million; 0.825% — next $500 million; and 0.800% — excess over $1 billion.

Aggregate Net Assets Include the Net
Assets of the following funds in addition
Trust Portfolio	to the Trust Portfolio	Advisory Fee of the Trust Portfolio
Mid Value Fund	Mid Value Trust (JHT)	1.050% — first $50 million; 1.00% — excess over $50 million.

Money Market Fund	Money Market Trust (JHT)	0.500% — first $500 million; and 0.470% — excess over $500 million.

Multi Sector Bond Fund	NA	0.740% — first $250 million; 0.700%— next $500 million; and 0.675% — excess over $750 million.

Natural Resources Fund	Natural Resources Trust (JHT)	1.050% — first $50 million; and 1.000% — excess over $50 million.

Optimized Value Fund	Optimized Value Trust (JHT)	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.

Real Estate Equity Fund		0.875% — first $250 million; 0.850% — next $250 million; and 0.825% — excess over $500 million.

Real Estate Securities Fund	Real Estate Securities Trust (JHT)	0.700% — at all asset levels.

Real Return Bond Fund	Real Return Bond Trust (JHT)	0.700% — first $1 billion; and 0.650% — excess over $1 billion.

Retirement Distribution Portfolio	N/A	See below

Retirement Rising Distribution Portfolio	N/A	See below

Science & Technology Fund	Science & Technology Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short Term Government Income Fund	Short Term Government Income Trust (JHT)	0.570% — first $250 million; and 0.550% — excess over $250 million.

Small Cap Growth Fund	Small Cap Growth Trust	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Cap Index Fund	Small Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% next $250 million; and 0.460% — excess over $500 million.

Small Cap Opportunities Fund	Small Cap Opportunities Trust (JHT)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion.; and 0.850% — excess over $2 billion

Small Cap Value Fund	Small Cap Value Trust (JHT)	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Company Growth Fund	See next column	1.050% — first $250 million; and 1.000% — excess over $250 million.

(Aggregate Net Assets include the net assets only of the Small Company Growth Fund. However, the applicable rate is 1.000% of all net assets of the Fund when the aggregate net assets of the following funds exceed $1 billion: the Fund, the All Cap Growth Fund and the Small Company Growth Fund, series of JHF II, and the All Cap Growth Trust, a series of JHT.

Small Company Value Fund	Small Company Value Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Smaller Company Growth Fund	Smaller Company Growth Trust (JHT)	1.100% — first $125 million; 1.050%— next $250 million; 1.00%— next $625 million; and 0.950% — excess over $1 billion.

Aggregate Net Assets Include the Net
Assets of the following funds in addition
Trust Portfolio	to the Trust Portfolio	Advisory Fee of the Trust Portfolio
Spectrum Income Fund	Spectrum Income Trust (JHT)	0.800% — first $250 million; and 0.725% — excess over $250 million.

Strategic Bond Fund	Strategic Bond Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Strategic Income Fund	Strategic Income Trust (JHT)	0.725% — first $500 million; and 0.650% — excess over $500 million.

Technical Opportunities Fund	N/A	1.350% — first $250 million; 1.300%— next $250 million; and 1.250% — excess over $500 million.

Total Bond Market Fund	N/A	0.490% — first $500 million; and 0.470% — excess over $500 million.

Total Return Fund	Total Return Trust (JHT)	See below

Total Stock Market Index Fund	Total Stock Market Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

U.S. Government Securities Fund	U.S. Government Securities Trust (JHT)	0.620% — first $500 million; and 0.550% — excess over $500 million.

U.S. High Yield Bond Fund	U.S. High Yield Bond Trust (JHT)	0.750% — first $200 million; and 0.720% — excess over $200 million.

U.S. Multi Sector Fund	U.S. Multi Sector Trust (JHT)	0.780% — first $500 million; 0.760% — next $500 million; 0.750% — next $1.5 billion; and 0.740% — excess over $2.5 billion.

Value Fund	Value Trust (JHT)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Value & Restructuring Fund	Value & Restructuring Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; and 0.775% — excess over $1 billion.

Vista Fund	Vista Trust (JHT)	0.900% — first $200 million; 0.850% — next $200 million; 0.825% — next $600 million; and 0.800% — excess over $1 billion.

Total Return Fund
The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below. The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the “Adviser Fee”).
Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio
During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Fund	0.700%	0.675%
If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Fund	0.700%

*	The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.
PIMCO is not the Subadviser to the Portfolio
If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

	First	Excess Over
	$1 Billion	$1 Billion
	of Total Return	of Total Return
Portfolio	Net Assets**	Net Assets**
Total Return Fund	0.700%	0.675%

**	The term Total Return Net Assets includes the net assets of the Portfolio. It also includes with respect to the Portfolio the net assets of the Total Return Trust, a series of John Hancock Trust but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Trust. For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.
The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifestyle Portfolios
The Adviser shall serve as investment adviser for each Portfolio listed below.
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
(collectively, the “Lifestyle Portfolios”)
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Lifestyle Portfolio, a fee computed separately for each Lifestyle Portfolio as follows (the “Adviser Fee”).
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Funds II and John Hancock Funds III.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Portfolios and all the Lifestyle Trusts of John Hancock Trust (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifestyle Portfolio.
     The Lifestyle Trusts of John Hancock Trust are as follows: Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust (the “JHT Lifestyle Trusts”).
     The Lifestyle Portfolios and JHT Lifestyle Trusts are collectively referred to as the “Lifestyle Trusts.”
Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Lifestyle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.050%	0.040%
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifestyle Trusts determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Lifestyle Portfolio.
Advisory Fee on Other Assets
Aggregate Net Assets of Lifestyle Trusts

First	Excess over
$7.5 billion	$7.5 billion
0.500%	0.490%
     With respect to each Lifestyle Portfolio, the term “Aggregate Net Assets of Lifestyle Trusts” in the schedules above include the net assets of the particular Lifestyle Portfolio. These terms also includes the net assets of each of the other Lifestyle Trusts, but in each case only for the period during which the subadviser for the particular Lifestyle Trust also serves as the subadviser for the other Lifestyle Trusts and only with respect to the net assets of such other Lifestyle Trusts that are managed by the subadviser.

     For purposes of determining Aggregate Net Assets of Lifestyle Trusts and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Lifestyle Portfolio, the net assets of each Lifestyle Portfolio are determined as of the close of business on the previous day of the Trust and the net assets of the JHT Lifestyle Trusts are determined as of the close of business on the previous day of John Hancock Trust. Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for each Lifestyle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Lifestyle Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifestyle Trusts divided by (ii) Aggregate Net Assets of Lifestyle Trusts (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for each Lifestyle Portfolio shall be based on the applicable annual Other Assets fee rate for the Lifestyle Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifestyle Trusts divided by (ii) Aggregate Net Assets of Lifestyle Trusts (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for each Lifestyle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Lifestyle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for each Lifestyle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Lifestyle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for each Lifestyle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to any Lifestyle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Lifecycle Portfolios
The Adviser shall serve as investment adviser for each Lifecycle Portfolio listed below.
Lifecycle 2010 Portfolio
Lifecycle 2015 Portfolio
Lifecycle 2020 Portfolio
Lifecycle 2025 Portfolio
Lifecycle 2030 Portfolio
Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Lifecycle 2045 Portfolio
Lifecycle 2050 Portfolio
(collectively, the “ JHF II Lifecycle Portfolios”)
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each JHF II Lifecycle Portfolio, a fee computed separately for each JHF II Lifecycle Portfolio as follows (the “Adviser Fee”).
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Funds II and John Hancock Funds III.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the JHF II Lifecycle Portfolios and all the Lifecycle Trusts of John Hancock Trust (as listed below) determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Lifecycle Portfolio.
     The Lifecycle Trusts of John Hancock Trust are as follows: Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust, Lifecycle 2050 Trust (the “JHT Lifecycle Trusts”).
     The JHF II Lifecycle Portfolios and the JHT Lifecycle Trusts are collectively referred to as the “Lifecycle Portfolios.”
Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Lifecycle Portfolios

First	Excess over
$7.5 billion	$7.5 billion
0.060%	0.050%
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Lifecycle Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each JHF II Lifecycle Portfolio.
Advisory Fee on Other Assets
Aggregate Net Assets of Lifecycle Portfolios

First	Excess over
$7.5 billion	$7.5 billion
0.510%	0.500%

     With respect to each Lifecycle Portfolio, the term “Aggregate Net Assets of Lifecycle Portfolios” in the schedules above include the net assets of the particular Lifecycle Portfolio. These terms also includes the net assets of each of the other Lifecycle Portfolios, but in each case only for the period during which the subadviser for the particular Lifecycle Portfolio also serves as the subadviser for the other Lifecycle Portfolios and only with respect to the net assets of such other Lifecycle Portfolios that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets of Lifecycle Portfolios and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each JHF II Lifecycle Portfolio, the net assets of each JHF II Lifecycle Portfolio invested in Affiliated Funds and the net assets of each JHF II Lifecycle Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust and the net assets of the JHT Lifecycle Trusts are determined as of the close of business on the previous business day of John Hancock Trust.
     The fee on Affiliated Fund Assets for each JHF II Lifecycle Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the JHF II Lifecycle Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Lifecycle Portfolios divided by (ii) Aggregate Net Assets of Lifecycle Portfolios (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for each JHF II Lifecycle Portfolio shall be based on the applicable annual Other Assets fee rate for the JHF II Lifecycle Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Lifecycle Portfolios divided by (ii) Aggregate Net Assets of Lifecycle Portfolios (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for each JHF II Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the JHF II Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for each JHF II Lifecycle Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the JHF II Lifecycle Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for each JHF II Lifecycle Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to any JHF II Lifecycle Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio
The Adviser shall serve as investment adviser for each Portfolio listed below.
Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio
(collectively, the “Retirement Portfolios”)
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Retirement Portfolio, a fee computed separately for each Retirement Portfolio as follows (the “Adviser Fee”).
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Funds II and John Hancock Funds III.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Retirement Portfolios determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of each Retirement Portfolio.
Advisory Fee on Affiliated Fund Assets
Aggregate Net Assets of Retirement Portfolios

First	Excess over
$500 million	$500 million
0.060%	0.050%
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Retirement Portfolios determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Retirement Portfolio.
Advisory Fee on Other Assets
Aggregate Net Assets of Retirement Portfolios

First	Excess over
$500 million	$500 million
0.510%	0.500%
     With respect to each Retirement Portfolio, the term “Aggregate Net Assets of Retirement Portfolios” in the schedules above include the net assets of the particular Retirement Portfolio. These terms also includes the net assets of each of the other Retirement Portfolios, but in each case only for the period during which the subadviser for the particular Retirement Portfolio also serves as the subadviser for the other Retirement Portfolios and only with respect to the net assets of such other Retirement Portfolios that are managed by the subadviser.
     For purposes of determining Aggregate Net Assets of Retirement Portfolios and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of each Retirement Portfolio, the net assets of each Retirement Portfolio invested in Affiliated Funds and the net assets of each Retirement Portfolio invested in Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for each Retirement Portfolio shall be based on the applicable annual Affiliated Funds fee rate for the Retirement Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Affiliated Funds to the applicable portions of Aggregate Net Assets of Retirement Portfolios divided by (ii) Aggregate Net Assets of Retirement Portfolios (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for each Retirement Portfolio shall be based on the applicable annual Other Assets fee rate for the Retirement Portfolios which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Aggregate Net Assets of Retirement Portfolios divided by (ii) Aggregate Net Assets of Retirement Portfolios (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for each Retirement Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Retirement Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for each Retirement Portfolio shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Retirement Portfolio. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for each Retirement Portfolio shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.
     If, with respect to any Retirement Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Alternative Asset Allocation Fund
The Adviser shall serve as investment adviser for the Alternative Asset Allocation Fund.
     The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Alternative Asset Allocation Fund, a fee as follows (the “Adviser Fee”):
     The Adviser Fee has two components: (a) a fee on net assets invested in Affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on net assets not invested in Affiliated Funds (“Other Assets”). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III excluding the following John Hancock Trust funds: Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B.
     (a) The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Alternative Asset Allocation Fund determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Alternative Asset Allocation Fund.
Advisory Fee on Affiliated Fund Assets
0.150% — all asset levels
     (b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Alternative Asset Allocation Fund determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Alternative Asset Allocation Fund.
Advisory Fee on Other Assets
0.600% — all asset levels
     For purposes of determining Net Assets of the Alternative Asset Allocation Fund and calculating the fee on Affiliated Fund Assets and the fee on Other Assets, the net assets of the Alternative Asset Allocation Fund, Affiliated Fund Assets and Other Assets are determined as of the close of business on the previous business day of the Trust.
     The fee on Affiliated Fund Assets for the Alternative Asset Allocation Fund shall be based on the applicable annual Affiliated Funds fee rate for the Alternative Asset Allocation Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Affiliated Funds Fee Table to the applicable portions of Net Assets of the Alternative Asset Allocation Fund divided by (ii) Net Assets of the Alternative Asset Allocation Fund (the “Applicable Annual Affiliated Funds Fee Rate”).
     The fee on Other Assets for the Alternative Asset Allocation Fund shall be based on the applicable annual Other Assets fee rate for the Alternative Asset Allocation Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the Fee Table for Other Assets to the applicable portions of Net Assets of the Alternative Asset Allocation Fund divided by (ii) Net Assets of the Alternative Asset Allocation Fund (the “Applicable Annual Other Assets Fee Rate”).
     The fee on Affiliated Fund Assets for the Alternative Asset Allocation Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Alternative Asset Allocation Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The fee on Other Assets for the Alternative Asset Allocation Fund shall be accrued and paid daily to the Adviser for each calendar day. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Alternative Asset Allocation Fund. Fees shall be paid either by wire transfer or check, as directed by the Adviser.
     The daily Adviser Fee for the Alternative Asset Allocation Fund shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.

     If, with respect to the Alternative Asset Allocation Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.